THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE SECURITIES ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES AND THE SECURITIES ISSUED UPON EXERCISE HEREOF MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, NOR MAY THIS WARRANT BE EXERCISED, EXCEPT IN ACCORDANCE WITH TERMS SET FORTH IN THIS CERTIFICATE OR IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES. No. ____


                          TOP SOURCE TECHNOLOGIES, INC.

                     CLASS C COMMON STOCK PURCHASE WARRANTS

                   TO PURCHASE _______ SHARES OF COMMON STOCK


     Top Source Technologies, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, ____ ------------------------ is entitled, subject to the terms set forth below, to purchase from the Company at any time on or from time to time for a period of five years commencing December ___, 1998 and expiring at 6:00 p.m. Miami time on December __, 2003, _______ fully paid and non-assessable shares of common stock (the "Common Stock") of the Company, at the price per share equal to $1.78125 (the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     As used herein the following capitalized terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

                  (b) The term "Common Stock" means the common stock, par value $0.001 per share, of the Company, together with all stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

                  (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrant, as defined, at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 or otherwise.

                  (d) The term "Purchase Price per share" shall be the then applicable purchase price for one share of Common Stock as adjusted pursuant to Sections 5 and 6 hereof. The initial Purchase Price is $1.78125 per share.

                  (e) The term Registration Statement refers to Form S-3 or other applicable form in compliance with the Securities Act, as defined, and rules thereunder to permit the public disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

                  (f) The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.

                  (g)      The term "Warrants" refers to these Warrants.

         1.       Registration, etc.

                  1.1 As soon as practicable the Company has agreed to file a Registration Statement to cover the public sale of the Common Stock issuable on exercise of the Warrants at the Company's own expense, provided, however, Common Stock Holders shall cooperate with the Company in the preparation of such Registration Statement to the extent required to furnish information concerning such owners therein and their proposed plan of distribution.

                  1.2 In connection with the filing of a Registration Statement pursuant to Section 1.1 hereof, the Company shall:

                           (a) notify the Holders as to the filing thereof and of all amendments thereto filed prior to the effective date of said Registration Statement;

                           (b) notify the Holders, promptly after it shall have received notice thereof, of the time when the Registration Statement becomes effective or any supplement to any prospectus forming a part of the Registration Statement has been filed;

                           (c) prepare and file without expense to such Holders the initial Registration Statement and any necessary amendment or supplement to such Registration Statement or prospectus as may be necessary to comply with Section 10(a)(3) of the Securities Act or advisable in connection with the proposed distribution of the Common Stock by such Holders (but only during such period as the Company is required to keep the Registration Statement effective);

                           (d) if the Common Stock or Other Securities, is not a "covered security" as that term is defined by Section 18(b) of the Securities Act, use its reasonable best efforts to qualify the Common Stock or Other Securities being so registered for sale under the securities or blue sky laws in such reasonable number of states (not to exceed five in the aggregate) as such registered owners may designate in writing and to register or obtain the approval of any federal or state authority which may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition to the qualification of such securities;

                           (e) notify such registered owners of any stop order suspending the effectiveness of the Registration Statement and use its reasonable best efforts to remove such stop order;

                           (f) undertake to keep said Registration Statement and prospectus effective until the earlier of (i) such time as the Common Stock or Other Securities issued or issuable upon exercise of the Warrant are sold or become available for public sale without registration under the Securities Act; and

                           (g) furnish to such Holders as soon as available, copies of any such Registration Statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to the foregoing provisions of this Section 1, all in such quantities as such Holders may from time to time reasonably request. Upon written request, the Company shall also furnish to each owner, without cost, one set of the exhibits to such Registration Statement.

                  1.3 The Holders of the Common Stock or Other Securities being registered under this Section 1 agree to pay all of the underwriting discounts and commissions and their own counsel fees with respect to the securities owned by them and being registered. The Company agrees that the costs and expenses which it is obligated to pay in connection with a Registration Statement to be filed pursuant to Section 1.1 hereof include, but are not limited to, registration fees, the fees and expenses of counsel for the Company, the fees and expenses of its accountants and all other costs and expenses incident to the preparation, printing and filing under the Securities Act of any such Registration Statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities for sale in a reasonable number of states, if applicable, including fees and disbursements of counsel for the Company or any managing underwriter, and the costs of supplying a reasonable number of copies of the Registration Statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to such Holders.

                  1.4 The Company agrees to enter into an appropriate cross-indemnity agreement with any underwriter (as defined in the Securities
Act) for such registered owners in connection with the filing of a Registration Statement pursuant to Section 1.1 hereof.

                  1.5 In the event that the Company shall file any Registration Statement including therein all or any part of the Common Stock or Other Securities issued or issuable upon exercise of the Warrants, the Company and each Holder of such securities shall enter into an appropriate cross-indemnity agreement whereby the Company shall indemnify and hold harmless the Holder against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading unless such statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by any such Holder, and each such Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by such Holder or such controlling person expressly for use in such Registration Statement.

         1.6 Notwithstanding the provisions of Section 1.2 hereof, if, at the same time of the pendency of any registration of Common Stock or Other
Securities under this Section 1, the Common Stock or Other Securities being registered thereunder may be sold by the holder thereof in a transaction pursuant to Rule 144 promulgated under the Securities Act, such holder shall not be entitled to require the Company to register such securities pursuant to the Securities Act.

         1.7 Nothing herein shall be construed to require any Holder who may desire to include any Common Stock or Other Securities in any Registration Statement referred to in Section 1.1 hereof to exercise their Warrants prior to the effective date of any Registration Statement.

         2. Sale or Exercise Without Registration. If, at the time of any exercise, permitted transfer or surrender for exchange of the Warrants or of Common Stock or Other Securities previously issued upon the exercise of the Warrants, such Warrants or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of such Warrants, Common Stock or Other Securities, as the case may be, furnish to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall at all times be within the control of such holder or transferee, as the case may be, and provided further that nothing contained in this Section 2 shall relieve the Company from complying with any request for registration pursuant to Section 1 hereof. The holder of the Warrants represents to the Company that it is acquiring the Warrants for investment and not with a view to the distribution thereof.

         3.       Exercise of Warrants; Partial Exercise.

                  3.1 Exercise in Full or in Part. These Warrants may be exercised in full or in part by the Holder hereof by surrender of these Warrants, with the form of subscription attached hereto duly executed by such holder, to the Company at its principal office, as provided in Section 19 hereof, accompanied by payment by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of these Warrants (without giving effect to any adjustment therein) by the Purchase Price.

                  3.2 Company to Reaffirm Obligations. The Company will, at the time of any exercise of these Warrants, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of these Warrants, provided that if the Holder of these Warrants shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such Holder any such rights.

         4. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of these Warrants in full or in part, and in any event within two days thereafter, the Company at its expense (including the payment by it of any applicable issue or transfer taxes) will cause to be issued in the name of and delivered to the Holder hereof a certificate or certificates for the number of fully paid and non-assessable Common Stock or Other Securities to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value of one full share (determined by the closing price on the principal market as of the date of receipt of the Warrants with executed subscription), together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 5 hereof or otherwise.

         5. Anti-Dilution Provisions. If and to the extent that the number of issued shares of Common Stock of the Company shall be increased, reduced or changed by change in par value, split up, reclassification, or distribution of a dividend payable in Common Stock (or Other Securities of the Company), the number of shares subject to the Warrants and the exercise price per share shall be proportionately adjusted; provided, however, that the anti-dilution provision described in this Section 5 does not apply to sales of Common Stock made by the Company at a price below the Purchase Price.

         6. Reorganization, Consolidation, Merger, etc. In case the Company shall (a) effect a reorganization, (b) consolidate with or merge with or into any other entity, or (c) transfer all or substantially all of its properties or assets to any other entity under any plan or arrangement contemplating the dissolution of the Company, excluding the sale of assets or securities of Top Source Automotive, Inc., then, in each such case, the holder of these Warrants, upon the exercise thereof as provided in Section 3 hereof at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised these Warrants immediately prior thereto, all subject to further adjustment thereafter as provided in Section 5 hereof.

         7. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Common Stock upon the exercise of all Warrants from time to time outstanding.

         8. Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate, executed by its chief financial or accounting officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to each Holder of Warrants.

         9.       Notices of Record Date, etc.  In the event of

                  (a) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person; or

                  (b) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

         and to which Section 6 hereof is applicable, then and in each such event the Company will mail or cause to be mailed to each holder of Warrants a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

         10. Reservation of Common Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

         11. Listing on Securities Exchanges; Registration. If the Company at any time shall list any Common Stock on any national securities exchange, the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon exercise of the Warrants, and maintain such listing of, all Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on any national securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange by the Company.

         12. Exchange of Warrants. Subject to the provisions of Section 2 hereof, upon surrender for exchange of any Warrants, properly endorsed to the Company, the Company at its own expense will issue and deliver to the holder thereof new Warrants of like tenor, in the name of such holder calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrants so surrendered.

         13. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrants and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrants, the Company at its expense will execute and deliver, in lieu thereof, new Warrants of like tenor.

         14. Warrant Agent. The Company may, by written notice to each Holder of a Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 3 hereof, exchanging Warrants pursuant to Section 12 hereof, and replacing Warrants pursuant to Section 12 hereof, and replacing Warrants pursuant to Section 13 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         15. Legend. Unless the shares of Common Stock have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the Common Stock, or Other Securities pursuant thereto all certificates representing Common Stock or Other Securities shall bear on the face thereof substantially the following legend:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or unless a written opinion of counsel to the Company concludes that such disposition is in compliance with an available exemption from such registration.

         16. Remedies. The Company stipulates that the remedies at law of the Holder of these Warrants in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of these Warrants are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         17. Severability. In the event any parts of these Warrants are found to be void, the remaining provisions of these Warrants shall nevertheless be binding with the same effect as though the void parts were deleted.

         18. Benefit. These Warrants shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

         19. Notices and Addresses. All notices, offers, acceptance and any other acts under this Warrant (except delivery of these Warrants and payment of the Purchase Price) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

The Company:                        Mr. William C. Willis, Jr., President
                                            Top Source Technologies, Inc.
                                            7108 Fairway Drive, Suite 200
                                            Palm Beach Gardens, FL 33418-3757
                                            Facsimile: (561) 691-5220

With a copy to:                     Michael Harris, P.A.
                                            1645 Palm Beach lakes Boulevard
                                            Suite 550
                                            West Palm Beach, Florida 33401
                                            Facsimile (561) 478-1817

The Holder:                         _________________________________
                                            =================================


or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         20. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to these Warrants, or to the interpretation, breach or enforcement thereof, and any action or proceeding including an arbitration proceeding is commenced to enforce the provisions of these Warrants, the prevailing party shall be entitled to an award by the court of reasonable attorney's fees, costs and expenses.

         21. Governing Law. These Warrants and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations.

         22. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of these Warrants.

Dated: December 23, 1998
                                            TOP SOURCE TECHNOLOGIES, INC.



                                    By:
                                       David Natan, Vice President of Finance

                                 ASSIGNMENT FORM

                      (To be executed only upon the assignment of Warrants)

         FOR VALUE RECEIVED the undersigned registered holder of the within Warrants hereby sells, assigns and transfers unto ______________, whose address is ____________________________ all of the rights of the undersigned under the within Warrants, with respect to ______________ Common Stock of ______________ and, if such Common Stock do not include all the Common Stock issuable as provided in the Warrants, that new Warrants of like tenor for the number of Common Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________ Attorney to register such transfer on the books of ______________ maintained for the purpose, with full power of substitution in the premises.



Dated: ______________, 199__.

(Signature must conform in all respects to name of holder as specified on the face of the Warrants)
Signature Guaranteed


Address:

                              FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrants)

To:___________________________

         The undersigned, the holder of the within Warrants, hereby irrevocably elects to exercise the purchase right represented by such Warrants for, and to purchase thereunder, ______________ Common Stock of ______________, and herewith makes payment of $______________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, whose address is
                               .  If  the  Common   Stock   being   purchased
hereby do not include all the Common Stock issuable as provided in the Warrants, that new Warrants for the number of Common Stock not being purchased hereunder be issued in the name of and delivered to the undersigned.

Dated: ______________, 199__.


(Signature must conform in all respects to name of holder as specified on the face of the Warrants)

Signature Guaranteed